POWER OF ATTORNEY
The undersigned hereby constitutes and appoints Julie Wolff and Stephen Sonne the undersigned's true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an affiliate of Sarcos Technology Robotics Corporation (the "Company") Forms
3, 4 and 5 and amendments thereto in accordance with Section 16(a) of the
Securities Exchange Act of 1934 (as amended) (the "Exchange Act"), as well as any reports on Schedules 13D or 13G and amendments thereto in accordance with
Section 13 of the Exchange Act;

2. do and perform any and all acts and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 or 5,
Schedule 13D or Schedule 13G, or any amendment thereto, and timely file such form and schedule with the United States Securities and Exchange Commission (the
"SEC") and any stock exchange or similar authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this
Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all invests and purposes as the undersigned might or could do if personal present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and/or Schedule 13D and 13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorney-in-fact. This
Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of November, 2022.

Signature: /s/ Kristi Martindale
Name: Kristi Martindale